EXHIBIT 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints James A. Kirkman III as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution, to execute for and on behalf of the undersigned a REGISTRATION STATEMENT ON FORM S-8 by Nabisco, Inc. for the Nabisco, Inc. Deferred Compensation Plan, and all amendments or supplements to this Registration Statement and all related documents and instruments, and to file the same with the Securities and Exchange Commission, granting to this attorney-in-fact and agent full power and authority to take such action as he deems advisable or necessary to carry out the intent of this Power of Attorney.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of December 8, 1999.

                  Signature                                  Title

STEVEN F. GOLDSTONE
-------------------------------------               Chairman of the Board
Steven F. Goldstone


JAMES M. KILTS                                  Director, President and Chief
-------------------------------------            Executive Officer (Principal
James M. Kilts                                        Executive Officer)


JAMES E. HEALEY                               Executive Vice President and Chief
-------------------------------------            Financial Officer (Principal
James E. Healey                                       Financial Officer)


HERMAN CAIN
-------------------------------------                      Director
Herman Cain


JOHN T. CHAIN, JR.
-------------------------------------                      Director
John T. Chain, Jr.


JULIUS L. CHAMBERS
-------------------------------------                      Director
Julius L. Chambers


JOHN N. CLENDENIN
-------------------------------------                      Director
John N. Clendenin


RAY J. GROVES
-------------------------------------                      Director
Ray J. Groves


DAVID B. JENKINS
-------------------------------------                      Director
David B. Jenkins


KAY KOPLOVITZ
-------------------------------------                      Director
Kay Koplovitz


FRED H. LANGHAMMER
-------------------------------------                      Director
Fred H. Langhammer

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H. EUGENE LOCKHART
-------------------------------------                      Director
H. Eugene Lockhart


THEODORE E. MARTIN
-------------------------------------                      Director
Theodore E. Martin


ROZANNE L. RIDGWAY
-------------------------------------                      Director
Rozanne L. Ridgway